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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 18, 2006

                            Kimco Realty Corporation

               (Exact Name of Registrant as Specified in Charter)

   Maryland                         1-10899                       13-2744380
---------------                  --------------                ---------------
(State or Other Jurisdiction      (Commission                 (I.R.S. Employer
 of Incorporation)                File Number)               Identification No.)

                             3333 New Hyde Park Road
                       New Hyde Park, New York 11042-0020

                    (Address of Principal Executive Offices)
                              --------------------

                                 (516) 869-9000

              (Registrant's telephone number, including area code)

          (Former name of former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. Below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

         The Company is filing as an exhibit to this Current Report on Form 8-K, and incorporating herein by reference, the figures used to calculate the Company's ratio of earnings to fixed charges and ratio of earnings to combined fixed charges and preferred stock dividends for the three months ended March 31, 2006.

         For the purposes of computing theses ratios pursuant to Item 503 of Regulation S-K, earnings have been calculated by adding fixed charges (excluding capitalized interest), amortization of capitalized interest and distributed income of equity investees to pre-tax income from continuing operations before adjustment for minority interests in consolidated subsidiaries or income/loss from unconsolidated partnerships. Fixed charges consist of interest costs, whether expensed or capitalized, the interest component of rental expenses, and amortization of debt discounts and issue costs, whether expensed or capitalized.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 18, 2006                         KIMCO REALTY CORPORATION
                                             (registrant)


                                             By: /s/ Michael V. Pappagallo
                                             ---------------------------------
                                             Name: Michael V. Pappagallo
                                             Its:  Executive Vice President and
                                                   Chief Financial Officer

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                                  EXHIBIT INDEX

EXHIBIT NO.   DOCUMENT DESCRIPTION

99.1 Calculation of ratio of earnings to fixed charges and ratio of earnings to combined fixed charges and preferred stock dividends